CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To: Pre-Settlement Funding Corporation


As independent certified public accountants, we hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2, of our report dated February 1, 2001, relating to the consolidated financial statements of Pre-Settlement Funding Corporation.


                                                  /s/ STEFANOU & COMPANY, LLP
                                                      Stefanou & Company, LLP

McLean, Virginia
June 29, 2001